UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

YUMANITY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37695	20-8436652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-409-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As part of its previously announced effort to preserve capital, on March 1, 2022, Yumanity Therapeutics, Inc. (the “Company”) entered into a License Agreement (the “New License”) with MIL 40G, LLC (“Licensor”) to downsize its corporate headquarters. Under the New License, the Company will pay a monthly license fee of $68,775 for the use of office and laboratory space located at 40 Guest Street in Boston, Massachusetts. The Company also paid a security deposit of $68,775 upon execution of the New License. The New License commences on April 1, 2022 and will expire on December 31, 2022.

The foregoing summary of the New License is not complete and is qualified in its entirety by reference to the full text of the New License filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Company and Licensor entering into the New Lease, on March 1, 2022, the Company and Licensor entered into a Termination of License Agreement (the “Termination Agreement”) to terminate that certain License Agreement, dated as of February 5, 2020, between the Company and Licensor (the “License”), with such termination to be effective on March 31, 2022. Under the License, the Company currently occupies research and development, laboratory and office space at 40 Guest Street in Boston, Massachusetts. The initial term of the License was scheduled to expire in April 2023 and provided for rent of $365,550 per month. As consideration for the early termination of the License, the Company will pay $731,100 by forfeiting to Licensor $365,550 of one month’s pre-paid rent and an existing security deposit of $365,550 under the License.

The foregoing summary of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

10.1	License Agreement by and between Yumanity Therapeutics, Inc. and MIL 40, LLC dated as of February 28, 2022.

10.2	Termination Agreement by and between Yumanity Therapeutics, Inc. and MIL 40, LLC dated as of February 28, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 4, 2022

Yumanity Therapeutics, Inc.

By:	/s/ Richard Peters
Name:	Richard Peters
Title:	President & Chief Executive Officer